Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

NOTE P — Subsequent Events

As discussed in Note B, “Acquisitions,” CTS acquired 100% of the common stock of Valpey-Fisher, a publicly held company located in Hopkinton, Massachusetts in January 2012 for cash of approximately $18.3 million. Valpey-Fisher is a recognized technology leader in the design and manufacture of precision frequency crystal oscillators. This acquisition will expand CTS’ technology, and bring strong engineering capabilities and management leadership to support the Company’s strategic initiatives in CTS’ Component and Sensors’ segment.

On January 10, 2012, CTS entered into an amendment to its unsecured revolving credit agreement. This amendment provided for an increase in CTS’ borrowing capacity and is further discussed in Note G, “Debt.”